A Proven History of Shareholder Value Creation And Commitment to Our Communities 4th Quarter 2021 Lakeland Financial Corporation LKFN L I S T E D

David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125 2

This presentation contains, and future oral and written statements of the Company and its management may  contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward‐looking statements are not historical facts and are generally identifiable by the use of words such as  “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this  presentation, including forward‐looking statements, speak only as of today’s date, and the Company undertakes no  obligation to update any statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and,  accordingly, you are cautioned not to place undue reliance on any forward‐looking statement. Actual results could  differ materially from those addressed in the forward‐looking statements as a result of numerous factors, including,  without limitation: (i) the effects of future economic, business and market conditions and changes, including in  connection with the COVID‐19 pandemic, (ii) the risks of changes in interest rates on the levels, composition and  costs of deposits, loan demand, and the values and liquidity of loan collateral, securities and other interest sensitive  assets and liabilities, (iii) changes in borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any  legislative and regulatory changes, including changes in tax and banking laws and regulations and their application by  the Company’s regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan  portfolio, underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital  position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10‐K for the year  ended December 31, 2020, as well as other risks and uncertainties set forth from time to time in the Company’s  other filings with the Securities and Exchange Commission. Forward‐Looking Information 3

4 Bank Director’s 2021 Scorecard

Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 12 Institutions 30 Institutions 150 Institutions 210 Institutions (including LKFN) 5 Long Term Success for Shareholders Source: S&P Global Market Intelligence. Financial data is as of September 30, 2021. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 1/5/22; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2011 through December 31, 2020). Net income before extraordinary items is defined by S&P Global Market Intelligence as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Global Market Intelligence. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019 and 2020. LTM ROE >14%

Fixed Rate $1,234,631 32% Prime $1,297,645 33% 1 Month LIBOR $938,195 24% FHLB/Other $448,935 11% Interest Rate Sensitivity • Every 25 basis point move up in the  federal funds rate is expected to  improve margin by 3‐5 basis points • Cost of funds at historic lows • Excess liquidity will likely  contribute to nominal increases in  cost of funds • 90% of loan portfolio consists of  commercial loans • 68% of loans tied to variable rates • Fixed rate commercial loans have  shorter, average term of 5 years 6 Commercial Loans $3.9 billion as of December 31, 2021 (000’s) Highly Asset Sensitive Balance Sheet

Strong Capital Structure 7 Tangible  Common  Equity 91.8% Reserves 8.2% $1 .2 1 $2 7. 50 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 Tangible Book Value(1) Per Share (1)compounded annual growth rate computed from 1991‐2021 Key Ratios and Per Share Data as of  December 31, 2021 TCE/Tangible Assets 10.70% Total Risk‐Based 15.34% Leverage 10.72% Book Value $27.65 Tangible Book Value $27.50 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non‐ GAAP financial measures. See “Reconciliation of Non‐GAAP Financial Measures” in the Fourth Quarter  2021 Earnings Press Release and Form 8‐K.

Lake City Bank Today • A long‐term and consistent organic growth story • Headquartered in Warsaw, Indiana • 51 branch offices ‐ $6.6 billion banking assets ‐ $3.0 billion  trust, retirement and investment brokerage assets • Focused on execution – “blocking and tackling” • Continued growth potential 8

A Quarter Century of Organic Growth 9 $2 ,7 07 $9 5, 73 3 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Net Income Compound Annual Growth 1991 – 2021 • Loans = 11% • Deposits = 11% • Net Income = 13% • Earnings Per Share = 12% Record Net Income for 31 of 33 Years (000’s) N et  In co m e

Established Market Presence Organic Growth Potential in Mature and Expanding Markets 10

Strong Regional and Statewide Economy Indiana Unemployment Rate is Lower Than the National Average 11 Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana U ne m pl oy m en t 9. 0% 8. 0% 6. 5% 5. 5% 4. 2% 3. 6% 3. 0% 3. 0% 3. 0% 11 .3% 5. 0% 2. 0% 8. 7% 8. 0% 6. 6% 5. 7% 4. 5% 3. 8% 3. 2% 3. 7% 3. 2% 11 .9% 4. 8% 2. 1% 8. 2% 7. 4% 6. 6% 5. 5% 4. 8% 4. 4% 3. 9% 3. 7% 3. 3% 13 .0% 6. 4% 3. 9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2011 Nov 2012 Nov 2013 Nov 2014 Nov 2015 Nov 2016 Nov 2017 Nov 2018 Nov 2019 Nov 2020 May 2020 Nov 2021 Nov Consolidated LCB Footprint Indiana United States

Shareholder Value Strategy 12 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

• 39 credit “smart” commercial bankers • Average 23 years in banking & 12 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross‐sell aggressively by leveraging technology Commercial Banking Focus Experienced Relationship Driven Team 13

Credit Process • We are in‐market lender to in‐market clients • Character matters – we lend to people first • Our credit discipline has never changed • We focus on management/cash flow • We have a centralized committee structure • Structure is important • Orientation towards owner occupied and well  structured nonowner occupied real estate • Credit risk management practices have evolved to  address growth in portfolio 14 Commercial Banking Focus

Corporate Social Responsibility • Supporting our communities since 1872 • Building and caring for our team • Delivering loan products to our communities • Supporting financial literacy • Protecting our customers and their data • Caring for the environment 15 150 Year History of Focusing on Our Customers, Employees and  Our Communities

Lake City Bank Culture • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  initiatives underway • Our community involvement  is real and critical to our  strategy • Our culture has not been  diluted by acquisition 16 High Quality Team Members

Mature1 Market Deposit Performance $2,501 $2,180 $2,157 $944 $622 $499 $3… $296 $51 ‐$215‐$350 $150 $650 $1,150 $1,650 $2,150 $2,650 Lake City Bank JPM  Chase 1st Source Flagstar First M erchants Star PN C Fifth Third O ld N ational KeyBank Organic Growth 2011 ‐ 2021 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/21 Statistics  17 Lake City Bank has grown  deposits by 110% over the last  ten‐year period. (millions)

Indianapolis Market Opportunity 18 Organic Growth Indianapolis Market Banks Share of Market 1. JPM Chase 23% 2. PNC 14% 3. Merchants Bank 11% 4. Fifth Third 10% 5. Huntington National 7% 6. BMO Harris 5% 7. Bank of America 5% 8. First Internet Bank 5% 9. National Bank of Indy 4% 10. KeyBank 4% 16. Lake City Bank 1% 88% 12% Out of State In State‐ Marion, Hamilton and Johnson Counties as of 6/30/21;  ‐ Source: FDIC 6/30/21 Statistics Deposit Market Share

19 A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs increased 1.54% from December 2019  to December 2021(2) • U.S. Census Bureau announced Indiana’s population grew  by 4.7% between 2010 and 2020 • Indiana unemployment at 2.7% as of December 2021(3) • Forecast of real GDP growth of 5.7% for 2021(4) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) Hoosiers By The Numbers‐ Indiana Department of Workforce Development (3) IN.gov‐ Indiana employment report (4) Indiana Economic Forecast Update December 2021, ISH Markit Indiana Economy has Largely Rebounded from Pandemic Despite  Supply Chain and Labor Availability Challenges

20 Core Deposit Funding • Deposit surge from PPP funding and stimulus  • DDA growth over two years, equal to 93% • Focus on core deposit growth in retail, commercial, and  public funds • Capitalize on market disruption in our footprint to grow  deposits • Emphasize checking account relationship products and  flexible solutions including Lake City Bank Digital Platform • Leverage demographic and lifestyle data • Omni channel media campaign is utilized Core Deposit Growth Adds Liquidity to Balance Sheet

• Fintech partnerships play a growing role in our technology • Investments in Lake City Bank Digital, our focus on a solution  that is experiencing increased demand • Technology partnership with FIS is strong – User Planning  Council and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive  positioning • Cybersecurity protection expands • AI and data gathering and analysis is playing an increasingly  important role  • Branch of the future proof of concept implemented in 2021 21 Commitment to Technology and Cyber Risk Management Innovation and Competitive Technology is a Focus

Mobile Adoption is Growing Rapidly 22 Channel Utilization Over Three Year Horizon Channel Type Total Transactions 2018(1) % of Total Total  Transactions  2021(1) % of Total Three  Year  Change Branch Transactions 2,339,018 19% 2,040,905 15% (13)% ATM/ITM 938,674 8% 902,387 6% (4)% Online Logins 5,056,323 41% 4,795,959 34% (5)% Mobile Logins(2) 3,625,925 30% 6,081,688 43% 68% Telephone Banking 201,412 2% 241,110 2% 20% Total 12,161,352 100% 14,062,049 100% 16% (1) Measurement period includes twelve months of data ending December 31, 2018 and December 31, 2021 (2) Includes mobile phone, Apple watch & iPad app use

Customer Composition and Digital Adoption 15% 25% 19% 31% 10% CUSTOMER BREAKDOWN 20% 25% 21% 19% 15% DIGITAL ADOPTION Gen Z Millennial Gen X Baby Boomer Mature Gen Z 1996 – Current  Millennial 1977 – 1995 Gen X 1965 – 1976  Baby Boomer 1946 – 1964  Mature 1945 or before December 2021 23

24 Technology Focused Solutions Commitment to Technology and Cyber Risk Management

Financial Performance

1.29% 1.29% 1.69% 1.76% 1.55% 1.56% 12.52% 12.72% 16.51% 15.47% 13.51% 14.19% 12.61% 12.83% 16.64% 15.57% 13.59% 14.27% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2016 2017 2018 2019 2020 2021 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity Income Performance Metrics ROAA LTM Peer Data1 National Indiana ROAA      1.16%               1.32% 1Source KBW Price Performance Review December 31, 2021 LKFN Performance Exceeds National and Indiana Peers and Maintains Strong Capital Levels 26 RO AA RO AE  a nd  R O AT E ROAE and ROATE LTM Peer Data1 National Indiana ROAE             11.8%          12.2% ROATE           13.4%          13.6% Note: Return on Average Tangible Common Equity is a Non‐GAAP financial measure. See “Reconciliation  of Non‐GAAP Financial Measures” in the Fourth Quarter 2021 Earnings Press Release and Form 8‐K.

$52,084 $57,330 $80,411 $87,047 $84,337 $95,733 $2.05 $2.23 $3.13 $3.38 $3.30 $3.74 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2016 2017(1) 2018 2019 2020 2021 Net Income Diluted EPS Net Income and EPS 2021 Net Income increase  14% 2021 Diluted EPS increase  13% Net income improves in 2021 27 N et  In co m e EP S (000’s) (1) Includes impact of tax reform of $4.1 million income tax provision for 2017

$78,367 $92,634 $105,344 $110,620 $118,646 $118,521 1.94% 2.08% 2.21% 2.24% 2.19% 1.93% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2016 2017 2018 2019 2020 2021 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pretax Pre‐Provision Earnings 2021 Pretax Pre‐Provision Earnings YOY Growth 0%  Margin Pressure and Lower Loan Demand Impact Net Interest Income 28 Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s (000’s) Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐GAAP  Financial Measures” in the Fourth Quarter 2021 Earnings Press Release and Form 8‐K.

Average Loans Organic Loan Growth ex PPP of $135 million or 3% for 2021 93% 96% 94% 94% 95% 83% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2016 2017 2018 2019 2020(1) 2021 Retail Commercial Average Loans to Average Deposits 2021 YOY Growth 0% 29 $3,225,635 $3,610,908 Lo an s Lo an s t o  De po sit  R at io (000’s) $3,843,912 $3,974,532 $4,424,472 (1) Includes $377 million in Average PPP loans in 2020 and $238 million at December 31, 2021 $4,421,094

$1 ,6 21 $1 ,6 11 $1 ,5 91 $1 ,5 88 $1 ,7 53 $1 ,7 15 $1 ,6 55 $1 ,6 64 $1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,4 75 $1 ,4 68 $1 ,4 93 $1 ,5 46 $1 ,5 14 $1 ,6 12 $1 ,6 11 $1 ,8 06 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 52% 52% 52% 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 25% 35% 45% 55% 65% 75% 85% 95% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Outstanding Available % Line Usage 4, 10 1 3, 09 6 3, 07 9 3, 08 4 3, 13 4 3, 26 7 3, 32 7 3, 26 6 3, 47 0 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 54 4 3, 60 0 3, 70 0 3, 79 5 3, 55 4 Line of Credit Utilization Utilization Improves During 2021 30 PPP Round 1 PPP Round 2

Loan Breakdown C&I Drives Lending Business Commercial & Industrial $1,389,469 32% Commercial RE ‐ Owner Occupied $739,371 17% Commercial RE ‐ Nonowner Occupied $588,458 14% Commercial RE ‐ Multifamily $247,204 6% Commercial RE ‐ Construction $379,813 9% Agri‐business ‐ Agriculture $445,825 10% Other  Commercial $73,490 2% Residential  Mortgage $176,561 4% Home Equity $156,238 4% Installment ‐ Other  Consumer $94,676 2% $4.3 billion as of December 31, 2021 31 Commercial   90% Consumer      10% (000’s)

$3,477,816 $3,757,209 $4,093,894 $4,242,524 $4,650,597 $5,357,284 97% 95% 97% 98% 98% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2016 2017 2018 2019 2020 2021 Average Deposits % of Funding Average Deposits Deposit Growth Surges in 2020 and in 2021 32 2021 YOY Growth 15% Note: Core Deposits are defined as total deposits less brokered deposits  De po sit s De po sit s a s a  P er ce nt  o f T ot al  F un di ng (000’s)

Total Retail $2,178,535 38% Total Public Fund $1,284,641 22% Total  Commercial $2,262,229 40% Brokered  Deposits $10,003 0% Deposit Breakdown Deposit Costs at a Historic Low 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10%1.35% 0.63% 0.28% 0.00% 1.00% 2.00% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Cost of Deposits December 31, 2021 Total Deposits ‐ $5.7 billion 33 Deposit Composition at end of period 2009 2021 Non‐interest Bearing Demand Deposits 12% 33% Interest Bearing Demand, Savings & MMA 34% 52% Time Deposits > or = to $100,000 35% 11% Time Deposits < $100,000 19% 4% Total Deposits (billions) $1.9 $5.7 (000’s)

(1) Ratio for 12/31/20 excludes PPP loans of $412 million in total assets (2) Ratio for 12/31/21 excludes PPP loans of $26 million in total assets 14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 13.6% 21.4% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) US Govt Treas 0.06% US Govt  Remics 8.13% US Govt Pools  26.67% Exempt Municipals 54.84% CMCL CMO 0.04% US Govt  Agencies 10.26% Investment Portfolio 34 December 31, 2021 Weighted Maturity Book Yield Duration Market Value US Govt REMICS 3.39 2.04 4.51 113,680 US Govt Pools 6.24 1.84 5.65 372,996 US Agencies 8.44 1.46 9.54 143,452 US Treasury Notes/Bills 0.33 0.07 0.33 900 Exempt Municipals (TEY) 16.84 2.99 7.71 767,007 CMCL CMO 0.25 2.31 0.19 523 Total (Tax‐Equivalent  Yield) 11.84 2.42% 7.07 $1,398,558 In ve st m en ts  a s a  %  o f A ss et s e x  PP P Excess Liquidity Temporarily Deployed to Investment Portfolio

Net Interest Income Growth in Net Interest Income Offset by Margin Compression $118,481 $135,892 $151,271 $155,047 $163,008 $178,088 3.18% 3.33% 3.43% 3.38% 3.19% 3.07% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2016 2017 2018 2019 2020 2021 Net Interest Income Net Interest Margin, fully tax equivalent 2021 YOY Growth 9% 35 N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt (000’s)

Asset Quality Asset Quality Trends Improve in 2021 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans, excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s Im pa ire d  an d  W at ch  L ist  L oa ns  to  T ot al  L oa ns 36

0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Lo an  L os s R es er ve  to  T ot al  L oa ns N et  C ha rg e  O ffs  (R ec ov er ie s)  to  A ve ra ge  L oa ns Net Charge Offs (Recoveries)/Average Loans Loan Loss Reserve to Total Loans, excluding PPP Asset Quality Reserve Represents Strong Coverage with Stable Asset Quality Metrics 37Note: Adopted Current Expected Credit Loss Standard “CECL” effective January 1, 2021

$32,864 $36,009 $40,302 $44,997 $46,843 $44,720 22% 22% 21% 22% 22% 20% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2016 2017 2018 2019 2020 2021 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue Non‐Interest Income Double Digit Growth in Wealth Advisory, Interchange and Merchant Card Fees 2021 YOY Decrease (5%) 38 (000’s)

Non‐Interest Expense 39 $72,978 $79,267 $86,229 $89,424 $91,205 $104,287 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2016 2017 2018 2019 2020 2021 2021 YOY Increase 14%  (000’s) Payroll Costs and Professional Fees Impact 2021 Expenses

48% 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 40% 45% 50% 55% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Efficiency Ratio Efficiency Ratio Normalizes in 2021 Constant investment in technology and facilities 40

Stable Healthy Dividend $0.73 $0.85 $1.00 $1.16 $1.20 $1.36 1.95% 1.77% 2.25% 2.40% 2.24% 1.70% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 2016 2017 2018 2019 2020 2021 Dividend Per Share ‐ split adjusted Dividend Yield 2021 Growth  13% 41 Growth in Dividend Reflects Strength of Capital Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LKFN S&P 500 S&P US BMI Banks Index S&P 500 Financials 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 3,197.93% 148.47% 178.62% 443.53% LKFN Shareholder Value Total Return Performance from 12/31/01 to 12/31/21 42

Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value 43

Supplemental Information

• $165 million thru 1,191 loans • Average loan size $139,000 • 94% of loans, or $143 million  forgiven as of 12/31/21 • PPP funding exhausted as of 5/4/21 Paycheck Protection Program PPP Loan Forgiveness Accelerates Unearned Fees into Net Interest Income • $571 million thru 2,409 loans • Average loan size $237,000 • 99% of loans, or $567 million  forgiven as of 12/31/21 PPP Round 1 and Round 2 Outstanding Balances PPP Round 1 Highlights PPP Round 2 Highlights $0 $555 $558 $412 $261 $41 $16 $4$0 $0 $0 $0 $144 $160 $79 $22 $0 $100 $200 $300 $400 $500 $600 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 PP P  Lo an s ( in  m ill io ns ) PPP1 Loans PPP2 Loans 45 Note: Loans forgiven includes any loans repaid by borrowers during the eligible period

Commercial Loans by County Allen 17% Elkhart 16%St. Joseph 9% Kosciusko 10% Hamilton 8% Marion 12% Marshall 4% Other IN Counties  (1) 18% Outside IN 6% December 31, 2021 46 (000’s) Commercial Loans  Outstanding as of  12/31/2021 $3.9 million  (1) All other counties individually represent less than  0.5% of total Commercial Customers in 46 Indiana Counties and 22 Other States

Larger Market Organic Expansion 47 State  Rank County Primary City Population* LCB  Entry LCB Deposit Market Share** # of Branches 20. Kosciusko  Warsaw 78,988 1872 58% 12 6. Elkhart Elkhart 206,161 1990 26% 10 5. St. Joseph South Bend 271,484 1997 10% 4 3. Allen Fort Wayne 382,187 1999 12% 5 1. Hamilton, Johnson, Marion Indianapolis 1,467,028 2011 1% 6 * Source: STATS Indiana ** Source: FDIC 6/30/21 Statistics Organic Growth

Mature Market Strength and Growth  (millions)1 2021 2011 2021 # of  OfficesDeposits Share Deposits Share Increase 1. Lake City Bank $4,778 18.74% $2,277 13.37% 109.84% 51 2. 1st Source $4,670 18.31% $2,513 14.75% 85.83% 53 3. JPM Chase $3,601 14.12% $1,421 8.34% 153.41% 21 4. PNC $1,764 6.92% $1,442 9.47% 22.33% 20 5. First Merchants $1,265 4.96% $643 3.77% 96.73% 10 6. Flagstar $958 3.76% $14 0.08% 6742.86% 23 7. Star $954 3.74% $455 2.67% 109.67% 10 8. KeyBank $769 3.02% $984 5.77% (21.85)% 14 9. Old National $707 2.77% $656 3.85% 7.77% 9 10. Fifth Third $612 2.40% $316 1.85% 96.67% 9 Market Total $25,502 $17,040 49.66% Organic Growth 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented. 48

Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet ‐1.62% 1.64% 3.38% 6.86% 14.64% 22.39% ‐5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% NII ‐ Rates Down 25 NII ‐ Rates Up 25 NII ‐ Rates Up 50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300 Graph presents 12 month projected net interest income  simulation results as of December 31, 2021 using parallel shocks 49

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